UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

                            0-5680    56-0506342
                            ------ ----------------
           (Commission File No.) (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on May 16, 2005 reporting its operating results for the quarter ended April 2, 2005. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits. See Exhibit No. 99.1, Press Release issued May 16, 2005, attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 16, 2005                                BURKE MILLS, INC.


                                              By:  s/Thomas I. Nail
                                              --------------------------
                                              Thomas I. Nail
                                              President and COO

                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit

99.1             Press Release issued May 16, 2005

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

         Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks ended April 2, 2005.

Net sales for the thirteen weeks ended April 2, 2005 increased by 8.2% to $7,138,000 compared to $6,601,000 in 2004. The Company recorded a net loss of ($307,000) for the thirteen week period compared to a net loss of ($462,000) for the same period in 2004. This resulted in net loss per share of ($.11) compared to a net loss of ($.17) in 2004.

Net sales for the first quarter increased as a result of the Company continuing to expand its sales into other fibers and adding new customers. The increase in new customer sales, however, is partially offset by declines in sales to older existing customers, who continue to experience extreme competition from imports that has caused their requirements to decrease. In addition, polyester yarn prices continue to spiral upward, with an approximate 17% increase in 2004 and another 9% increase in the first quarter of 2005.

The Company finished the first quarter with no long-term debt or debt under a credit line.


      CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)

                                                Thirteen Weeks Ended
                                              -------------------------
                                                                Restated
                                                 April 2        April 3
                                                  2005           2004
                                                  ----           ----

Net Sales                                      $7,138,046     $6,600,614
----------
Costs and Expenses
  Cost of Sales                                 6,887,413      6,401,110
                                               ----------      ----------
  Gross profit                                    250,633        199,504

  Selling, general and
    administrative expenses                       618,761        639,291
  Gain on disposal of property assets             100,625            -0-
                                               ----------      -----------
Operating Loss                                   (267,503)       (439,787)
                                               -----------     -----------

Other Income
   Interest Income                                  2,411             175
   Other, net                                         177              80
                                               ----------      -----------
         Total Other Income                         2,588             255
                                               ----------      -----------
Other Expenses
  Interest Expense                                    244             552
  Other, net                                          -0-          12,580
                                               ----------      -----------
         Total Other Expenses                         244          13,132
                                               ----------      -----------

Loss Before Income Tax Benefit and
    Equity in Net Loss of Affiliate              (265,159)       (452,664)
Income Tax Benefit                                    -0-        (289,000)
                                                ----------     -----------

Loss Before Equity in Net Loss
    of Affiliate                                 (265,159)       (163,664)
Equity in Net Loss of Affiliate                   (41,500)       (298,180)
                                                ----------     -----------
Net Loss                                         (306,659)       (461,844)
Retained Earnings at Beginning of Period        4,875,696       5,662,839
                                               ----------      -----------

Retained Earnings at End of Period             $4,569,037      $4,999,995
                                               ==========      ==========
Basic Net Loss Per Share                       $   (0.11)      $   (0.17)
                                               ==========      ==========

Dividends Per Share of Common Stock              None             None
                                               =========       =========
Weighted Average Common Shares Outstanding     2,741,168       2,741,168
                                               =========       =========


                            CONDENSED BALANCE SHEETS

                                                 April 2
                                                  2005        January 1
                                                (Unaudited)     2005
                                                 --------      -------
             ASSETS
Current Assets
  Cash and cash equivalents                  $   578,971     $   316,745
  Accounts receivable                          3,560,790       3,064,365
  Inventories                                  2,013,594       1,640,983
  Prepaid expenses and other current assets      224,229         112,580
                                             -----------     -----------
           Total Current Assets                6,377,584       5,134,673
                                             -----------     -----------

Equity Investment in Affiliate                   154,800         196,300
                                             -----------     -----------

Property, plant & equipment - at cost         29,677,205      29,848,475
  Less: accumulated depreciation              23,832,293      23,724,193
                                             -----------     -----------
       Property, Plant and Equipment- Net      5,844,912       6,124,282
                                             -----------     -----------
Other Assets                                      16,575          16,575
                                             -----------     -----------
Total Assets                                 $12,393,871     $11,471,830
                                             ===========     ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                           $ 2,533,027     $ 1,465,630
  Accrued salaries and wages                     164,118          89,847
  Other liabilities and accrued expenses         207,169         120,137
                                              ----------     -----------
        Total Current Liabilities              2,904,314       1,675,614
                                             -----------     -----------
Total Liabilities                            $ 2,904,314     $ 1,675,614
                                             -----------     -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                      1,809,171       1,809,171
  Paid-in capital                              3,111,349       3,111,349
  Retained earnings                            4,569,037       4,875,696
                                             -----------     -----------
         Total Shareholders' Equity            9,489,557       9,796,216
                                             -----------     -----------
                                             $12,393,871     $11,471,830
                                             ===========     ===========